                                                                  EXECUTION COPY

                              RITE AID CORPORATION
                    $150,000,000 9.25% Senior Notes due 2013

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                                    May 20, 2003

Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.
Fleet Securities, Inc.
As Representatives of the Initial Purchasers
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  Rite Aid Corporation, a Delaware corporation (the "Company"), proposes to issue and sell, upon the terms set forth in a purchase agreement dated May 20, 2003 (the "Purchase Agreement"), to the initial purchasers set forth in the Purchase Agreement (the "Initial Purchasers"), $150,000,000
aggregate principal amount of its 9.25% Senior Notes due 2013 (the "Securities")
relating to the initial placement of the Securities (the "Initial Placement").
Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

                  As an inducement to the Initial Purchasers to enter into the
Purchase Agreement, and as satisfaction of the conditions thereunder, the
Company agrees with you for your benefit and the benefit of the holders from time to time of the Securities (including the Initial Purchasers) and the
Exchange Securities (as defined herein) (each a "Holder" and collectively, the
"Holders"), as follows:

                  1. Registered Exchange Offer. Unless the Registered Exchange
Offer (as defined herein) shall not be permitted by applicable law or applicable interpretation of the staff of the Securities and Exchange Commission (the "SEC"
or "Commission"), the Company shall (i) prepare and, not later than 90 days following the date of the original issuance of the Securities (the date of such filing being referred to herein as the "Filing Date"), file with the Commission a registration statement (the "Exchange Offer Registration Statement") on an
appropriate form under the Securities Act with respect to a proposed offer to the Holders of the Securities (the "Registered Exchange Offer") to issue and deliver to such Holders, in exchange for the Securities a like aggregate principal amount of debt securities of the Company (the "Exchange Securities")
that are identical in all material respects to the Securities, except for the transfer restrictions relating to the Securities, (ii) use their best efforts to cause the Exchange Offer Registration Statement to become effective under the
Securities Act no later than

180 days after the Filing Date and (iii) as soon as practicable after the effectiveness of the Exchange Offer Registration Statement, initiate the
Registered Exchange Offer as set forth in the following paragraph. The Exchange
Securities will be issued under the same indenture as the Securities (the
"Indenture") to be dated as of May 20, 2003, between the Company and the Trustee or such other bank or trust company that is reasonably satisfactory to the
Initial Purchasers, as trustee (the "Trustee"), with such modifications as may be appropriate to account for the registration of the Exchange Securities under the Securities Act.

                  Upon the effectiveness of the Exchange Offer Registration
Statement, the Company shall commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder (a) is not an affiliate of the Company or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) is not holding
Securities that have, or that are reasonably likely to have, the status of an unsold allotment in the Initial Placement, (c) acquires the Exchange Securities in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any person to participate, and is not participating, in the distribution of the Exchange Securities) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the
Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company, the Holders and each
Exchanging Dealer (as defined herein) acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Holder that is a Broker-Dealer electing to exchange Securities, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required, in connection with a sale of any such Exchange Securities received by such
Exchanging Dealer pursuant to the Registered Exchange Offer, to deliver a prospectus containing substantially the information set forth (i) in Annex A hereto on the cover of such prospectus, (ii) in Annex B hereto in the "Exchange
Offer Procedures" section and the "Purpose of the Exchange Offer" section of such prospectus and (iii) in Annex C hereto in the "Plan of Distribution"
section of such prospectus, in each case subject to any changes, additions, deletions or moving of such disclosure required by the SEC.

                  In connection with the Registered Exchange Offer, the Company shall:

                  (a) mail to each Holder of Securities a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (b) keep the Registered Exchange Offer open for not less than
30 days and not more than 45 business days (or, in each case, longer, if required by applicable law) after the date on which notice of the Registered
Exchange Offer is mailed to the Holders of Securities and the Initial
Purchasers;

                  (c) utilize the services of a depositary for the Registered
Exchange Offer with an address in the Borough of Manhattan, The City of New
York;

                  (d) permit Holders to withdraw tendered Securities at any time prior to the end of the Registered Exchange Offer, as set forth in the materials originally mailed to Holders of Securities or otherwise extended by the Company;

                  (e) comply with all requests of the Commission in order to consummate the Registered Exchange Offer; and

                  (f) comply in all respects with all laws that are applicable to the Registered Exchange Offer.

                  As soon as practicable after the close of the Registered
Exchange Offer, the Company shall:

                  (a) accept for exchange all Securities tendered and not
validly withdrawn pursuant to the Registered Exchange Offer;

                  (b) deliver to the Trustee for due cancelation all Securities so accepted for exchange; and

                  (c) cause the Trustee for the Exchange Securities promptly to authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the Securities of such Holder so accepted for exchange.

                  The Company shall use its best efforts to keep the Exchange
Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities
Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an
Exchanging Dealer, such period shall be the earlier of one year from the close of the Registered Exchange Offer and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and (ii) the Company shall make such prospectus and any amendment or supplement thereto available to any
Broker-Dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered
Exchange Offer.

                  Notwithstanding the foregoing, during any 365-day period, the
Company may suspend the effectiveness of the Exchange Offer Registration
Statement or the Shelf Registration Statement for up to 2 periods (each a
"Suspension Period") of up to 45 consecutive days (except for the consecutive
45-day period immediately prior to maturity of the Securities), but no more than an aggregate of 75 days during any 365-day period, if there is a possible acquisition or business combination or other transaction, business development or event involving the Company that may require disclosure in the Exchange Offer
Registration Statement or the Shelf Registration Statement and the Company
determines in the exercise of its reasonable judgment that such disclosure is not in the best interests of the Company and its stockholders or obtaining any financial statements relating to an acquisition or business combination required to be included in

the Exchange Offer Registration Statement or the Shelf Registration Statement
would be impracticable. In such a case, the Company shall promptly notify any such Broker-Dealers of the suspension of the effectiveness of the Exchange Offer
Registration Statement or the Shelf Registration Statement, as the case may be, provided that such notice shall not require the Company to disclose the possible acquisition or business combination or other transaction, business development or event if the Company determines in good faith that such acquisition or business combination or other transaction, business development or event should remain confidential. Upon the abandonment, consummation or termination of the possible acquisition or business combination or other transaction, business development or event or the availability of the required financial statements with respect to a possible acquisition or business combination, the suspension of the use of the Exchange Offer Registration Statement or the Shelf
Registration Statement, as the case may be, pursuant to this paragraph shall cease and the Company shall promptly notify such Broker-Dealers that the use of the prospectus contained in the Exchange Offer Registration Statement or the
Shelf Registration Statement, as the case may be, as amended or supplemented, as applicable, may resume. The Company shall provide sufficient copies of the latest version of such prospectus to such Broker-Dealers, promptly upon written request, and in no event later than one Business Day after such request, at any time during such period.

                  The Indenture shall provide that the Securities and the
Exchange Securities shall vote and consent together on all matters as to which the Indenture provides for voting and consent as one class and that neither the
Securities nor the Exchange Securities will have the right to vote or consent as a separate class on any matter.

                  Interest on each Exchange Security issued pursuant to the
Registered Exchange Offer will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the date of original issuance of the Securities.

                  Each Holder hereby acknowledges and agrees that any such
Holder using the Registered Exchange Offer to participate in a distribution of the Exchange Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Morgan
Stanley and Co., Inc. (pub. avail. June 5, 1991) and Exxon Capital Holdings
Corporation (pub. avail. May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters, and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of
Regulation S-K under the Securities Act if the resales are of Exchange
Securities obtained by such Holder in exchange for Securities acquired by such
Holder directly from the Company or one of its affiliates. Accordingly, each
Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered
Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or

understanding with any person to participate, and is not participating, in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an affiliate of the Company or, if it is such an affiliate (as defined in Section 10(e)), such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) it is not acting on behalf of any person who, to its knowledge, could not truthfully make the foregoing representations and (v)
it shall have made such other representations as may be reasonably necessary under applicable SEC rules, regulations or interpretations to render the use of
Form S-4 or another appropriate form under the Securities Act available or for the Exchange Offer Registration Statement to be declared effective. To the extent permitted by law, upon the written request of the Initial Purchasers, the
Company shall inform the Initial Purchasers of the names and addresses of the
Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of
Securities in the Exchange Offer.

                  Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto shall comply in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration
Statement and any amendment thereto shall not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer
Registration Statement, and any supplement to such prospectus, shall not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  If any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of
Securities constituting any portion of an unsold allotment, at the written request of such Initial Purchaser, the Company shall issue and deliver to such
Initial Purchaser or the person purchasing Exchange Securities registered under a Shelf Registration Statement (as contemplated by Section 2 hereof) from such
Initial Purchaser, in exchange for such Securities, a like principal amount of
Exchange Securities. The Company shall use its best efforts to cause the CUSIP
Service Bureau to issue the same CUSIP number for such Exchange Securities as for Exchange Securities issued pursuant to the Registered Exchange Offer.

                  2. Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff the Company is not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof, (ii) the Exchange Offer Registration Statement is not declared effective within 180 days after the original issuance of the Securities or the Registered
Exchange Offer is not consummated within 210 days after the original issuance of the Securities, (iii) a Holder (including an Initial Purchaser) of Securities notifies the Company following the completion of the Registered Exchange Offer that the Securities held by such Holder are not eligible to be exchanged for
Exchange Securities in the Registered Exchange Offer, (iv) certain Holders
(other

than the Initial Purchasers) of the Securities are prohibited by law or the policy of the Commission from participating in the Registered Exchange Offer or the Exchange Securities may not be freely transferable by such Holders other than by reason of such Holder being an affiliate of the Company (it being understood that the requirement that a participating Broker-Dealer deliver the prospectus contained in the Exchange Offer Registration Statement in connection with sales of Exchange Securities shall not result in such Exchange Securities being not "freely transferable"), or (v) in the case of any Initial Purchaser that participates in the Registered Exchange Offer or acquires Exchange
Securities pursuant to Section 1(d) hereof, such Initial Purchaser does not receive freely tradeable Exchange Securities in exchange for Securities constituting any portion of an unsold allotment (it being understood that (x)
the requirement that an Initial Purchaser deliver a prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Securities
Act in connection with sales of Exchange Securities acquired in exchange for such Securities shall not result in such Exchange Securities not being "freely transferable" and (y) the requirement that an Exchanging Dealer deliver a prospectus in connection with sales of Exchange Securities acquired in the
Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such
Exchange Securities being not "freely transferable"), then the following provisions shall apply:

                  (a) The Company shall promptly file (but in no event more than
30 days after so required or requested pursuant to this Section 2) with the
Commission, and thereafter shall use its reasonable best efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted
Securities (as defined herein) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any
Exchange Offer Registration Statement, a "Registration Statement").

                  (b) Subject to any Suspension Periods provided for in Section
1, the Company shall keep the Shelf Registration Statement continuously effective, supplemented and amended, or shall file additional registration statements, as required by the Securities Act, in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period ending on the earlier of (i) two years from the effective date of the
Shelf Registration Statement or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto, (ii) the date the Transfer Restricted
Securities cease to be outstanding, and (iii) the date on which the Securities become eligible for resale without volume restrictions pursuant to Rule 144 under the Securities Act (in any such case, such period being called the "Shelf
Registration Period"). The Company shall be deemed not to have complied with this paragraph (b) if it voluntarily takes any action that would result in
Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless such action is required by applicable law.

                  (c) Notwithstanding any other provisions hereof, the Company shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any

prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the
Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the
Company by or on behalf of any Holder specifically for use therein (the
"Holders' Information")) does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to
Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  3. Additional Interest. (a) If (i) neither the Exchange Offer
Registration Statement nor the Shelf Registration Statement, as the case may be, is filed with the Commission on or prior to the date which is 90 days following the date of the original issuance of the Securities, (ii) the Exchange Offer
Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within 180 days after the original issuance of the
Securities, (iii) the Exchange Offer Registration Statement is declared effective and the Registered Exchange Offer is not consummated on or prior to
210 days after the date of the original issuance of Securities, (iv) the Company is required to file the Shelf Registration Statement in accordance with Section
2 and the Company does not so file the Shelf Registration Statement on or prior to the 30th day after the Company's obligation to file such Shelf Registration
Statement arises, (v) the applicable Registration Statement is filed and declared effective but shall thereafter cease to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) without being again effective within 30 days or being succeeded within 30 days by an additional Registration Statement filed and declared effective, provided that such 30-day period shall toll during a Suspension Period, or (vi) any Suspension
Periods exceed, in the aggregate, 75 days during any 365-day period (each such event referred to in clauses (i) through (vi), a "Registration Default"), the
Company shall be obligated to pay additional interest ("Additional Interest") to each Holder of Transfer Restricted Securities, during the period of one or more such Registration Defaults, at a rate of 0.25% per annum on the applicable principal amount of Transfer Restricted Securities held by such Holder for the first 90-day period immediately following the occurrence of a Registration
Default, and such rate will increase by an additional 0.25% with respect to each subsequent 90-day period until all Registration Defaults have been cured, provided that the maximum additional rate may in no event exceed 0.50% per annum. Such obligation to pay Additional Interest shall survive until (i) the applicable Registration Statement is filed, (ii) the Exchange Offer Registration
Statement is declared effective and the Registered Exchange Offer is consummated with respect to all properly tendered Securities, (iii) the Shelf Registration
Statement is declared effective or (iv) the Shelf Registration Statement again becomes effective (or is superseded by another effective Shelf Registration
Statement), as the case may be. Following the cure of all Registration Defaults, the accrual of Additional Interest will cease.

                  As used herein, the term "Transfer Restricted Securities"
means (i) each Security until the date on which such Security has been exchanged for a freely transferable Exchange Security in the Registered Exchange Offer,
(ii) each Security until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf
Registration Statement or (iii) each Security until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Company shall not be required to pay Additional Interest to a Holder of Transfer Restricted Securities if such
Holder failed to comply with its obligations to make the representations set forth in the third to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to Section 4(n).

                  (b) The Company shall notify the Trustee and the paying agent under the Indenture immediately upon the happening of each and every
Registration Default. The Company shall pay the Additional Interest due on the
Transfer Restricted Securities by depositing with the paying agent (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next applicable interest payment date specified by the Indenture and the Securities, sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each applicable interest payment date specified by the
Indenture and the Securities to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay Additional
Interest shall be deemed to accrue from and include the date of the applicable
Registration Default.

                  (c) The parties hereto agree that the Additional Interest
provided for in this Section 3 constitutes a reasonable estimate of and is intended to constitute the sole damages that will be suffered by Holders of
Transfer Restricted Securities by reason of the failure of (i) the Shelf
Registration Statement or the Exchange Offer Registration Statement to be filed,
(ii) the Shelf Registration Statement to remain effective or (iii) the Exchange
Offer Registration Statement to be declared effective and the Registered
Exchange Offer to be consummated, in each case to the extent required by this
Agreement.

                  4. Registration Procedures. In connection with any
Registration Statement, the following provisions shall apply:

                  (a) The Company shall (i) furnish to each of the
Representatives for the Initial Purchasers a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as any Initial
Purchaser or any Holder may reasonably propose; (ii) include the information set forth (A) in Annex A hereto on the cover of such prospectus, (B) in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the
Exchange Offer" section of such prospectus, (C) in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer
Registration Statement and (D) in Annex D hereto in any Letter of Transmittal delivered

pursuant to the Registered Exchange Offer, in each case subject to any changes, additions, deletions or moving of such disclosure required by the SEC; and (iii)
if requested by an Initial Purchaser, include the information required by Items
507 or 508 of Regulation S-K, as applicable, in the prospectus forming part of the Exchange Offer Registration Statement.

                  (b) The Company shall advise each of the Representatives for the Initial Purchasers, each Exchanging Dealer and the Holders (if applicable)
and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                  (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the Commission for amendments or
         supplements to any Registration Statement or the prospectus included therein or for additional information;

                  (iii) if known by the Company, of the issuance by the
         Commission of any stop order suspending the effectiveness of any
         Registration Statement or the initiation of any proceedings for that purpose;

                  (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities or the
         Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (v) of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (c) The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement or qualifying the Securities therein for sale in any jurisdiction.

                  (d) The Company shall furnish to each Holder of Transfer
Restricted Securities included within the coverage of any Shelf Registration
Statement, without charge, upon the written request of such Holder, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                  (e) The Company shall, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the
Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto.

                  (f) The Company shall furnish to each Exchanging Dealer who so requests in writing, without charge, at least one conformed copy of the Exchange
Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Exchanging Dealer so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                  (g) The Company shall, during the Exchange Offer Registration
Period or the Shelf Registration Period, as applicable, promptly deliver to each
Initial Purchaser, each Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange
Offer Registration Statement or the Shelf Registration Statement and any
amendment or supplement thereto as such Initial Purchaser, Exchanging Dealer or other persons may reasonably request; and the Company consents to the use of such prospectus or any amendment or supplement thereto by any such Initial
Purchaser, Exchanging Dealer or other persons, as applicable, as aforesaid.

                  (h) Prior to the effective date of any Registration Statement, the Company shall use its reasonable best efforts to register or qualify, or cooperate with the Holders of Securities or Exchange Securities included therein and their respective counsel in connection with the registration or qualification of, such Securities or Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the
Securities or Exchange Securities covered by such Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  (i) The Company shall cooperate with the Holders of Securities or Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities or Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing at least one business day prior to sales of Securities or Exchange
Securities pursuant to such Registration Statement.

                  (j) If any event contemplated by Section 4(b)(ii) through (v)
occurs during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file with the Commission a post-effective amendment to the Registration Statement or an amendment or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the
Securities or Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 1 and the Shelf Registration Statement provided for in
Section 2(b) shall each be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 4(b) to and including the date when the Initial Purchasers, the Holders of the Securities and any known Exchanging Dealer shall have received such amended or supplemented prospectus pursuant to this Section.

                  (k) Not later than the effective date of the applicable
Registration Statement, the Company shall obtain a CUSIP number for the
Securities and the Exchange Securities and provide the applicable trustee with printed certificates for the Securities or the Exchange Securities as the case may be, in a form eligible for deposit with The Depository Trust Company.

                  (l) The Company shall comply with all applicable rules and regulations of the Commission and make generally available to the Company's security holders as soon as reasonably practicable after the effective date of the applicable Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act, provided that in no event shall such earning statement be delivered later than 45 days after the end of a
12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statement shall cover such
12-month period.

                  (m) The Company shall cause the Indenture to be qualified
under the Trust Indenture Act as required by applicable law in a timely manner.

                  (n) The Company may require each Holder of Transfer Restricted
Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Company such information concerning the Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Company may exclude from such registration the Transfer Restricted
Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                  (o) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company pursuant to Section 4(b)(ii) through (v), such Holder will discontinue disposition of such

Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. If the Company shall give any notice under Section
4(b)(ii) through (v) during the period that the Company is required to maintain an effective Registration Statement (the "Effectiveness Period"), such
Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such
Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

                  (p) In the case of a Shelf Registration Statement, the Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Securities or
Exchange Securities being sold or the managing underwriters, if any, shall reasonably request in order to facilitate any disposition of Securities or
Exchange Securities pursuant to such Shelf Registration Statement.

                  (q) In the case of any Shelf Registration Statement, the
Company shall:

                  (i) make reasonably available for inspection by the Holders of, representatives and counsel to, a majority in aggregate principal amount of the Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Registration
         Statement and any attorney, accountant or other agent retained by such
         Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries;

                  (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by Citigroup Global Markets Inc. in connection with any underwritten Shelf Registration Statement to which it is a party, and on behalf of the Holders by one counsel designated by the
         Holders of a majority in aggregate principal amount of the Securities to be included in such Shelf Registration Statement; provided, further, that any information provided pursuant to Section 4(q)(i) and (ii) that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, and shall be used only in connection with such Shelf Registration and the transactions contemplated thereby unless such disclosure is made in connection with a court proceeding or required by law, or

         such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                  (iii) make such representations and warranties to the
         underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the
         Purchase Agreement;

                  (iv) obtain opinions of its counsel and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriters, if any) addressed to each selling
         Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                  (v) if requested in writing by Holders of a majority in
         aggregate principal amount of the Securities to be registered thereunder or by any underwriter participating in any disposition pursuant to such Shelf Registration Statement, to use its reasonable best efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company, addressed to each selling Holder of Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                  (vi) deliver such documents and certificates as may be
         reasonably requested by the Holders of a majority in aggregate principal amount of the Securities and the Exchange Securities being sold and the underwriters, if any, and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The actions set forth in clauses (iii), (iv) and (v) of this subsection shall be performed at (A) the effectiveness of such Registration Statement and, if applicable, each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                  (r) If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Company (or to such other person as directed by the Company) in exchange for the Exchange Securities, the Company shall mark, or cause to be marked, on the Securities so exchanged that such
Securities are being canceled in exchange for the Exchange Securities. In no event shall the Securities be marked as paid or otherwise satisfied.

                  (s) The Company will use its reasonable best efforts to cause the Securities covered by a Registration Statement to be rated with at least one nationally recognized statistical rating agency, if so requested by Holders of a majority in aggregate

principal amount of the Securities and the Exchange Securities being sold with respect to the related Registration Statement or by any underwriters.

                  (t) In the event that any Broker-Dealer shall underwrite any
Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair
Practice and the By-Laws of the National Association of Securities Dealers,
Inc.) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such Broker-Dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by:

                  (i) if such Rules or By-Laws shall so require, engaging a
         "qualified independent underwriter" (as defined in such Rules) to participate in the preparation of the Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities;

                  (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in
         Section 6 hereof; and

                  (iii) providing such information to such Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of such Rules.

                  5. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 1,
2, 3 and 4 and, in the case of a Shelf Registration Statement, the Company shall reimburse the Holders for the reasonable fees and disbursements of one firm of attorneys (in addition to any local counsel) chosen by the Holders of a majority in aggregate principal amount of the Securities and the Exchange Securities to be sold pursuant to each Registration Statement acting for the Holders and the
Initial Purchasers in connection therewith and, in the case of any Exchange
Offer Registration Statement, will reimburse the Initial Purchasers for the reasonable fees and disbursements of counsel acting in connection therewith.

                  6. Indemnification. (a) In the event of a Shelf Registration
Statement or in connection with any prospectus delivery pursuant to an Exchange
Offer Registration Statement by an Exchanging Dealer, the Company shall indemnify and hold harmless each Holder (including, without limitation, each
Initial Purchaser and any such Exchanging Dealer), their affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities
Act or the Exchange Act (collectively referred to for purposes of this Section 6 and Section 7 as a Holder), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Securities or Exchange Securities), to which that Holder may become subject, whether commenced or

threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i)
any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse each indemnified party promptly upon demand for any legal or other expenses reasonably incurred by that indemnified party in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred;
provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders' Information; and provided further, however, that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Securities or Exchange Securities to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities or Exchange Securities to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the
Company with Section 4(d), 4(e), 4(f) or 4(g).

                  (b) In the event of a Shelf Registration Statement, each
Holder severally and not jointly shall indemnify and hold harmless the Company, its affiliates, its respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company, within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(b) and Section 7 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i)
any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming a part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to the Company by such Holder, and shall reimburse the Company, for any legal or other expenses reasonably incurred by the Company, in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities or Exchange
Securities pursuant to such Shelf Registration Statement.

                  (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6.
If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1)
the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party)
or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of such counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No

indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability or claims that were raised or could have been raised by such plaintiff in such proceeding.

                  7. Contribution. If the indemnification provided for in
Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the indemnified party, on the one hand, and the indemnifying party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such loss, claim, damage or liability, or action in respect thereof, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i)
above but also the relative fault of the Company on the one hand and such
Holder, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the Initial Placement
(before deducting expenses) received by the Company, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions in each case set forth in the Purchase Agreement.
Benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or Exchange Securities, as applicable, registered under the Securities Act. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the
Company or information supplied by the Company on the one hand or to any
Holders' Information supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section
7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, an indemnifying party that is a

Holder of Securities or Exchange Securities shall not be required to contribute any amount in excess of the amount by which (A) with respect to any Holder, the total price at which the Securities or Exchange Securities sold by such indemnifying party to any purchaser, (B) with respect to any Initial Purchaser, the total consideration received by such Initial Purchaser pursuant to the
Purchase Agreement, as the case may be, exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section
11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  8. Rules 144 and 144A. So long as Transfer Restricted
Securities remain outstanding, the Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the
Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of
Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules
144 and 144A. So long as Transfer Restricted Securities remain outstanding, the
Company covenants that after May 20, 2003 it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer
Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). So long as Transfer Restricted
Securities remain outstanding, upon the written request of any Holder of
Transfer Restricted Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.
Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange
Act.

                  9. Underwritten Registrations. If any of the Transfer
Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the
Holders of a majority in aggregate principal amount of such Transfer Restricted
Securities included in such offering, subject to the consent of the Company
(which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

                  No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer
Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  10. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the
Company has obtained the written consent of Holders of a majority in aggregate principal amount of the Securities and the Exchange Securities; provided that, with respect to any matter that directly or indirectly affects the rights of any
Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or
Exchange Securities, as the case may be, are being sold pursuant to a
Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities and the Exchange Securities being sold by such Holders pursuant to such Registration Statement.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or any courier guaranteeing next-day delivery:

                  (1) if to a Holder, at the most current address given by such
Holder to the Company in accordance with the provisions of this Section 10(b), which address initially is, with respect to each Holder, the address of such
Holder maintained by the Registrar under the Indenture;

                  (2) if to you, initially at the respective addresses set forth in the Purchase Agreement; and

                  (3) if to the Company, initially at the address of the Company set forth in the Purchase Agreement.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

                  (c) Successors And Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Securities and the Exchange
Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Securities and the Exchange Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties

hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (e) Definition of Terms. For purposes of this Agreement, (a)
the term "business day" means any day on which the New York Stock Exchange, Inc.
is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule
405 under the Securities Act, (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act,
(d) the term "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act, (e) the term "Exchange Act" shall mean the Securities
Exchange Act of 1934, as amended, and the rules and regulations of the
Commission promulgated thereunder, (f) the term "Securities Act" shall mean the
Securities Act of 1933, as amended, and the rules and regulations of the
Commission promulgated thereunder, (g) the term "Exchange Offer Registration
Period" shall mean the one-year period following the consummation of the
Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer
Registration Statement, and (h) the term "Shelf Registration" shall mean a registration effected pursuant to Section 2 hereof.

                  (f) Headings. The headings in this Agreement are for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  (h) No Inconsistent Agreements. The Company has not entered into, and shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this
Agreement or otherwise conflicts with the provisions hereof.

                  (i) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (j) Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of
Securities or Exchange Securities is required hereunder, Securities or Exchange
Securities, as applicable, held by the Company or its Affiliates shall be disregarded and deemed not to

be outstanding in determining whether such consent or approval was given by the
Holders of such required percentage.

                  Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Initial Purchasers.

                                                     Very truly yours,

                                                     RITE AID CORPORATION,

                                                     By
                                                       -------------------------
                                                        Name:
                                                        Title:

Accepted:

Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.
Fleet Securities, Inc.

By:  Citigroup Global Markets Inc.

By
  -------------------------------
   Name:
   Title:

For themselves and the other several Initial
Purchasers named in Schedule I to the
Purchase Agreement.

                                                                         ANNEX A

         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.
The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an
"underwriter" within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for
Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date (as defined herein) and ending on the close of business 180 days after the Expiration Date, it will make this prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution".

                                                                         ANNEX B

         Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

                  Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange
Securities. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange
Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities.
The Company has agreed that, starting on the Expiration Date (as defined herein)
and ending on the close of business 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until _______________,
200__, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

                  The Company will not receive any proceeds from any sale of
Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities
Act.

                  For a period of one year after the Expiration Date the Company will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the
Securities Act.

                                                                         ANNEX D

[ ]      CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
         ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR
         SUPPLEMENTS THERETO.

         Name:
         Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange
Securities. If the undersigned is a broker-dealer that will receive Exchange
Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an
"underwriter" within the meaning of the Securities Act.